SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2003

                                 HEALTHAXIS INC.
               (Exact name of registrant as specified in charter)


          Pennsylvania                 0-13591                 23-2214195
   (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)



         5215 N. O'Connor Blvd., 800 Central Tower, Irving, Texas 75039
                    (Address of principal executive offices)

                                 (972) 443-5000
              (Registrant's telephone number, including area code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

         Exhibit 99.1:  Press Release dated May 9, 2003.

Item 9.  Regulation FD Disclosure

     Healthaxis Inc. has reported its 1st quarter 2003 financial results. The Company's press release dated May 9, 2003 announcing the results is attached hereto as Exhibit 99.1. This information is being furnished pursuant to the requirements of Item 12, "Results of Operations and Financial Condition," but is being reported under Item 9, "Regulation FD Disclosure."


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 9, 2003


                                              HEALTHAXIS INC.


                                              By: /s/ JOHN CARRADINE
                                                 ------------------------------
                                                 John Carradine
                                                 Chief Financial Officer



                                  EXHIBIT INDEX
                                  -------------

Exhibit Number             Description
--------------             -----------

   99.1                    Press release dated May 9, 2003.